UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2024

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2024, First Hawaiian, Inc. (the “Company”) held its annual meeting of stockholders. At the meeting, the following matters were submitted to a vote of the stockholders:

1.	Election of Directors:

Nominee	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Michael K. Fujimoto	116,548,459	2,224,085	76,515	2,895,838
Robert S. Harrison	115,688,689	3,105,997	54,373	2,895,838
Faye W. Kurren	116,545,609	2,236,391	67,058	2,895,839
James S. Moffatt	117,962,608	819,612	66,839	2,895,838
Mark M. Mugiishi	118,295,434	481,896	71,731	2,895,836
Kelly A. Thompson	118,202,989	579,334	66,737	2,895,837
Allen B. Uyeda	114,619,078	4,163,581	66,398	2,895,840
Vanessa L. Washington	117,646,990	1,136,715	65,356	2,895,836
C. Scott Wo	117,561,295	1,221,627	66,138	2,895,837

2.	Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

116,819,801	1,949,510	79,748	2,895,838

3.	Advisory vote on the frequency of future votes on the compensation of our named executive officers:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non- Votes
113,854,644	30,287	4,909,458	54,671	2,895,837

In light of the stockholder vote on Proposal 3, and in keeping with the Board’s recommendation on Proposal 3, the Company will hold an advisory vote on the compensation of its named executive officers annually until the next vote on the frequency of the advisory vote on the compensation of the named executive officers is required (which will be no later than the Company’s 2030 annual meeting of stockholders) or until the Board of Directors of the Company determines that a different frequency for advisory votes on the compensation of named executive officers is in the best interest of the Company and its stockholders.

4.	Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

121,212,359	486,238	462,299	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date:April 26, 2024	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer